Exhibit 99.1

Investor Relations ir@sohohouseco.com Media and Press press@sohohouseco.com

Soho House & Co Inc. Announcement

LONDON, U.K. May 31, 2024 — Soho House & Co Inc. (NYSE: SHCO) (“Company”) today issued the following statement.

As previously announced, the Board of Directors of the Company established an independent Special Committee of the Board (the “Special Committee”) in the fall of 2023 to evaluate certain strategic transactions, which included potentially becoming a private company. This was instigated because the Company received interest from a party that conditioned a proposal on certain Class B holders rolling over their equity interests in the Company as part of a transaction.

The offer received from the party was at a value that reflected a substantial premium over the current trading price. After thorough review by the Special Committee and its independent advisors, the Special Committee concluded that the offer did not adequately reflect the value of the Company and was not in the best interests of its public stockholders. Consequently the Special Committee has requested that the Board dissolve the Special Committee, which it has done. The Board has the ability to establish such a committee in the future.

The Company also announces today its intention to hold an Investor Day later this year at which it intends to update investors on its long-term growth plans.

As a reminder, in February 2024 the Board approved a new $50 million share repurchase authorization.

ENDS

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expected financial performance and operational performance for the foreseeable future including the remainder of 2024, as well as statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including important factors discussed under the caption “Risk Factors” in our annual report on form 10-K for the fiscal year ended December 31, 2023 and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. In addition, we operate in rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements that we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. In addition, the forward-looking statements made in this release relate only to events or information as of the date on which the statements are made in this release. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

About Soho House & Co:

Soho House & Co (SHCO) is a global membership platform of physical and digital spaces that connects a vibrant, diverse and global group of members. These members use the Soho House & Co platform to work, socialize, connect, create and flourish all over the world. We began with the opening of the first Soho House in 1995 and remain the only company to have scaled a private membership network with a global presence. Members around the world engage with Soho House & Co through our global collection, as at March 31, 2024, of 43 Soho Houses, 9 Soho Works, Scorpios Beach Club in Mykonos, Soho Home – our interiors and lifestyle retail brand – and our digital channels. The Ned in London, New York and Doha, The LINE and Saguaro hotels in North America also form part of Soho House & Co's wider portfolio.

For more information, please visit www.sohohouseco.com Source: Soho House & Co (SHCO)